Exhibit 10.15

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (“Subscription Agreement”) made as of this [___] day of [________], 2018, by and between Tapinator, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

RECITALS

WHEREAS, Company intends to obtain subscriptions for the purchase and sale, in a private placement transaction (the “Offering”) pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), a maximum of 120 Units each consisting of ___ shares of the Company’s common stock $0.001 par value (the “Shares”) and a five-year warrant, in the form of Exhibit Z-1 to the Offering Memorandum (the “Warrant”), to purchase ___ Shares (the “Warrant Shares” and, collectively with the Shares and Warrants, the “Securities”) at an exercise price of 120% of the “Purchase Price per Share” (collectively a “Unit”), on the terms and conditions hereinafter set forth, and the Subscriber desires to purchase that number of Units set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

AGREEMENT

1.      Subscription Procedure

1.1     Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of Units as is set forth upon the signature page hereof at a price of $25,000 per Unit (the “Purchase Price”). The Company agrees to sell such Units to the Subscriber for the Purchase Price, subject to the provisions of Section 1.7, below.

1.2     The subscription period will begin as of the date of this Subscription Agreement and will terminate at 5:00 PM Eastern Standard Time on December 31, 2017, unless jointly extended in three 30 day increments by the Company and the Placement Agent (as defined below) in their discretion, for up to an additional 90 days (the “Termination Date”). The Units will be offered on a “reasonable best efforts” basis as more particularly set forth in that Private Placement Memorandum and any supplements thereto (the “Offering Memorandum”), dated September 7, 2017. The minimum investment per subscription of the Offering is $25,000, subject to the Company’s right to accept a lesser amount. There is no minimum number of Units that must be sold to close the Offering. The Company may conduct one or more closings (each, a “Closing”) prior to the receipt of the maximum offering amount of $3,000,000. The consummation of the Offering is subject to the satisfaction of a number of conditions to be further described in the Offering Memorandum, one or more of which conditions may not occur.

1.3     Placement of the Units will be made by WestPark Capital, Inc. (the “Placement Agent”), which will receive certain compensation therefor as will be more fully described in the Offering Memorandum.

1.4     The Purchase Price will be placed in escrow pursuant to an escrow agreement (the “Escrow Agreement”) by and among the Placement Agent, the Company and Signature Bank, as escrow agent (the “Escrow Agent”), and such escrowed funds shall be transmitted and maintained in compliance with SEC Rule 15c2-4, as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and shall be released to the Company at one or more Closings. Such funds will be held for the Subscriber's benefit, and will be returned promptly, without interest or offset if this Subscription Agreement is not accepted by the Company, or the Offering is terminated pursuant to its terms or by the Company or the Placement Agent prior to any Closing.

1.5     Certificates representing the Shares and the Warrants bearing the name of the Subscriber will be delivered by the Company within a reasonable amount of time following each Closing of the Offering, but in no event later than 7 business days following date of such Closing. The Subscriber hereby authorizes and directs the Company to deliver the aforementioned certificates to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire (as defined below).

1.6     The Purchase Price for the Units purchased hereunder shall be paid to the Escrow Agent pursuant to the following instructions:

Wire Transfer:

Beneficiary Bank: Signature Bank

ABA: 026013576

Beneficiary Name: Signature Bank as Escrow Agent for Tapinator, Inc.

Beneficiary Account Number: 1503177184

1.7      The Company or the Placement Agent, may, in their sole discretion, reject any subscription, in whole or in part. The Company may, in its sole discretion, terminate or withdraw the Offering in its entirety at any time prior to a Closing in relation thereto. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted. Neither the Company nor the Placement Agent shall be required to allocate among investors on a pro rata basis in the event of an over-subscription.

2.       Representations and Covenants of Subscriber

2.1     The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that (i) the Company will need additional capital to operate its business but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investor may not be able to liquidate his, her or its investment in the Units; (iv) transferability of the Units is extremely limited; (v) an investor could sustain the loss of his, her or its entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business and operations, and the industries, markets and geographic regions in which the Company competes, as well as risks associated with the Offering, all as more fully set forth herein and in the Offering Memorandum, the terms of which have been reviewed and accepted by the Subscriber.

2.2     The Subscriber represents that he, she or it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his, her or its responses to the Investor Questionnaire, in the form of Exhibit X-1 to the Offering Memorandum (the “Investor Questionnaire”), and that he, she or it is able to bear the economic risk of an investment in the Units. The Subscriber must complete the applicable Investor Questionnaire to enable the Company to assess the Subscriber’s eligibility for the Offering.

2.3     The Subscriber acknowledges that he, she or it has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or he, she or it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him, her or it and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his, her or its behalf, and that he, she or it recognizes the highly speculative nature of this investment.

2.4     The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Subscription Agreement, the Warrant, and the attachments hereto and thereto (collectively, the “Offering Documents”) and hereby represents that he, she or it has been furnished or given access by the Company during the course of the Offering with or to all information regarding the Company and its financial conditions and results of operations which he, she or it had requested or desired to know; that all documents which could be reasonably provided have been made available for his, her or its inspection and review; that he, she or it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he, she or it had requested.

2.5     The Subscriber acknowledges that the Offering of the Units may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he, she or it must retain his, her or its own professional advisors to evaluate the tax and other consequences of an investment in the Units.

2.6     The Subscriber acknowledges that the Offering of the Units has not been reviewed or approved by the United States Securities and Exchange Commission (“SEC”) because the Offering is intended to be a nonpublic offering pursuant to Rule 506 of Regulation D under the Act. The Subscriber represents that the Units are being purchased for his, her or its own account, for investment and not for distribution or resale to others. The Subscriber agrees that he, she or it will not sell or otherwise transfer any of the Units unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company’s request (subject to requirement for counsel to Company to deliver opinion pursuant to Section 3.6), the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

2.7     The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his, her or its investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his, her or its representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

2.8     The Subscriber understands that Rule 144 promulgated under the Act (“Rule 144”) is not available for the resale of the Securities until such time as the Company is in compliance with the requirements of Rule 144(i). The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Exchange Act, or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber consents that the Company may, if it desires, permit the transfer of the Units out of his, her or its name only when his, her or its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state “blue sky” laws or any applicable securities laws of any other country, province or jurisdiction (collectively, “Securities Laws”), subject to requirement for counsel to Company to deliver opinion pursuant to Section 3.6. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any material misrepresentation made by him contained herein or in the Investor Questionnaire.

2.9     The Subscriber acknowledges and consents to the placement of one or more legends on any certificate or other document evidencing his, her or its Securities stating that they have not been registered under the Act, substantially in the form as set forth below, and are subject to the terms of this Subscription Agreement and setting forth or referring to the restrictions on the transferability and sale thereof:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

2.10     The Subscriber understands that the Company will review this Subscription Agreement and the Investor Questionnaire and the Company is hereby given authority by the Subscriber to call his, her or its bank or place of employment. The Subscriber further authorizes the Company to review his, her or its financial standing; and the Subscriber agrees that the Company reserves the unrestricted right to reject or limit any subscription and to close the Offering pursuant to the terms of the Offering Documents.

2.11     The Subscriber hereby represents that the address of Subscriber furnished by him, her or it at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned’s principal residence if he, she or it is an individual or its principal business address if it is a corporation or other entity.

2.12     The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he, she or it must give such firm the notice required by the FINRA Conduct Rules, or any applicable successor rules of the FINRA, receipt of which must be acknowledged by such firm on the signature page hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Units in the ordinary course of business and, at the time of purchase of the Units, has no agreements or understandings, directly or indirectly, with any person to distribute the Units or any portion thereof.

2.13     The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by either the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

2.14     The Subscriber agrees that he, she or it will purchase the Units in the Offering only if his, her or its intent at such time is to make such purchase for investment purposes and not with a view toward resale.

2.15     If the Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber.

2.16     If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber’s subscription and payment for, and his, her or its continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

2.17     The Subscriber understands and acknowledges that (i) the Units are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Rule 506 of Regulation D promulgated under the Act; and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations made by the Subscribers, and such Subscriber hereby consents to such reliance.

2.18        Special “Bad Actor” Risk Disclosures. The undersigned understands and agrees that an investment in the Units involves special risks, and the undersigned understands those risks (including without limitation the risks set forth in the Offering Documents), and the undersigned is expressly assuming such risks. The undersigned acknowledges and is aware that the Units are speculative investments which involve a high degree of risk of loss by Subscriber of his, her or its entire investment in the Company. The undersigned agrees and acknowledges that it is the undersigned’s sole responsibility to conduct a “due diligence” investigation of the Company and the financial prospects of the Company. The undersigned has not relied on the Placement Agent, WestPark Capital, Inc., for due diligence or suitability or investment recommendations.

3.          Representations and Covenants by the Company

The Company represents and warrants and covenants to the Subscriber that:

3.1         Organization and Authority. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Subscription Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

3.2         Authorization. The Offering Documents have been duly and validly authorized by the Company. This Subscription Agreement, assuming due execution and delivery by the Subscriber, when the Subscription Agreement is executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

3.3         Non-Contravention. The execution and delivery of the Offering Documents by the Company, the issuance of the Units as contemplated by the Offering Documents and the completion by the Company of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws or similar instruments of the Company or its subsidiaries, (ii) conflict with or result in a breach by the Company or its subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or its subsidiaries, pursuant to any agreements, instruments or documents or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or any of its properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Offering Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of its respective properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Offering Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof.

3.4        Absence of Certain Proceedings. The Company is not aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company or any of its subsidiaries, in any such case wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Offering Documents.

3.5         Registration Rights. As soon as practicable (and in any event by April 30, 2018), the Company shall file a registration statement on Form S-1 (the “Registration Statement”) providing for the resale by the Subscribers of all of the Shares and Warrant Shares issued and issuable upon exercise of the Warrants issued in the Offering (the “Registrable Securities”).  The Company shall use commercially reasonable best efforts to cause such Registration Statement to become effective within 120 days following the date of filing of the Registration Statement, but in any event by August 28, 2018, and to cause such Registration Statement to become effective and remain effective at all times for the Registrable Securities until no Subscriber owns any Shares, Warrants or Warrant Shares issuable upon exercise thereof. Any Registration Statement filed pursuant to this Section 3.5 shall contain substantially the “Plan of Distribution” attached hereto as Annex A. In connection with any Registration Statement, the Company agrees to indemnify each Selling Stockholder (as such term is defined in Annex A) pursuant to the indemnification provision set forth in Annex B attached hereto. The Company covenants and agrees that the Registration Statement shall contain current “Form 10 information” as required by Rule 144(i) or the Company shall file such current “Form 10 information” with the SEC concurrently with the filing of the Registration Statement.

3.6     Legend Removal. Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 2.9 hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the Warrants), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent or the Subscriber if required by the Company’s transfer agent to effect the removal of the legend hereunder, or if requested by a Subscriber. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144 (assuming cashless exercise of the Warrants), or if the Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) then such Warrant Shares shall be issued free of all legends. The Company agrees that, at such time as such legend is no longer required under this Section 3.6, it will, no later than the earlier of three (3) business days following the delivery by a Subscriber to the Company or the Company’s transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Subscriber a certificate representing such shares that is free from all restrictive and other legends.

4.        Miscellaneous

4.1     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or e-mail addressed to the Company, at Tapinator, Inc. 110 West 40th St., Suite 1902 New York, NY 10018, Attention: Andrew Merkatz, e-mail: andy@tapinator.com and to the Subscriber at his, her or its address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing and on the same business day as delivery of e-mail (or, if delivery of e-mail occurs after 6:00 p.m. (New York City time), on the next following business day), except notices of change of address, which shall be deemed to have been given when received.

4.2     This Subscription Agreement may be amended through a written instrument signed by both the Subscriber and the Company.

4.3     This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4     This Subscription Agreement shall be construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. The parties hereunder agree that any dispute arising out of or relating to an investment pursuant to this Subscription Agreement or concerning this Subscription Agreement, including but not limited to disputes as to arbitrability and all disputes with the Company or the Placement Agent, or any employee, agent, representative, officer, director or attorney of the Company or the Placement Agent, shall be resolved through final, binding, non-appealable arbitration, before a single, neutral arbitrator, at JAMS, in New York County, New York in accordance with the rules and regulations of the American Arbitration Association. Venue of all arbitration shall be JAMS Dispute Resolution Center, New York County, New York. The Parties agree that each side will pay fifty percent (50%) of the cost of any arbitration proceedings. Judgment on any arbitration award may be entered in any court having jurisdiction. Any arbitration award shall be in United States Dollars and may be enforced in any jurisdiction in which the party against whom enforcement is sought maintains assets. The Parties agree to limit their respective testimony at any arbitration hearing to three hours per side. SUBSCRIBER HEREBY WAIVES ANY RIGHT TO SEEK ANY TYPE OF DAMAGES OTHER THAN COMPENSATORY DAMAGES, INCLUDING BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES AND PUNITIVE DAMAGES. SUBSCRIBER HEREBY FURTHER WAIVES THE RIGHT TO A TRIAL BY JURY, THE RIGHT TO BRING A CLASS ACTION SUIT, AND OTHER POTENTIAL REMEDIES THAT OTHERWISE MAY BE AFFORDED BY LAW. THIS IS A CLASS ACTION WAIVER THAT APPLIES TO ALL DISPUTES ARISING OUT OF THIS INVESTMENT, INCLUDING BUT NOT LIMITED TO ANY DISPUTES WITH THE COMPANY, ITS PLACEMENT AGENT, AND ALL OF THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, OR ATTORNEYS.

4.5     This Subscription Agreement may be executed in counterparts. It shall not be binding upon the Company unless and until it is accepted by the Company. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers. This Subscription Agreement may be executed and delivered by facsimile or by email with scanned copy.

4.6     The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

4.7     It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.8     The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

4.9     The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement.

4.10     The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Units in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any other subscribers of the Offering. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the other subscribers of the Offering as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the other subscribers of the Offering are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any other subscriber(s) of the Offering to be joined as an additional party in any proceeding for such purpose. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the Exchange Act) in negotiating and entering into this Subscription Agreement or purchasing, disposing of or voting any of the Units. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

Subscriber

Full Legal Name of Subscriber (Please print)	Full Legal Name of Co-Subscriber (if applicable)

Signature of (or on behalf of) Subscriber	Signature of or on behalf of Co-Subscriber (if applicable)

Name:
Title:

Address of Subscriber	Address of Co-Subscriber (if applicable)

Social Security or Taxpayer Identification Number of Subscriber	Social Security or Taxpayer Identification Number of Co-Subscriber (if applicable)

Total Dollar Amount of Investment

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the OTCQB or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;
●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
●	an exchange distribution in accordance with the rules of the applicable exchange;
●	privately negotiated transactions;
●	settlement of short sales;
●	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;
●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
●	a combination of any such methods of sale; or
●	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

Registration Statement Indemnification

The Company shall indemnify and hold harmless each Selling Stockholder (as defined in Annex A), the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of common stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Selling Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement, any prospectus in a Resale Registration Statement (each, a “Prospectus”) or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under Section 3.5 of the Subscription Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Selling Stockholder furnished in writing to the Company by such Selling Stockholder expressly for use therein, or to the extent that such information relates to such Selling Stockholder or such Selling Stockholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Selling Stockholder expressly for use in a Resale Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Selling Stockholder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of a Registration Statement Deficiency Event, the use by such Selling Stockholder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Selling Stockholder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Selling Stockholder and prior to the receipt by such Selling Stockholder of written notice that any Registration Statement Deficiency Event has been cured and that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. As used herein, a “Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. The Company shall notify the Selling Stockholders promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by Section 3.5 of the Subscription Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Selling Stockholder. Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given such terms in the Subscription Agreement. As used herein, a “Registration Statement Deficiency Event” shall mean (i) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Resale Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose, (ii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (iii) the occurrence of any event or passage of time that makes the financial statements included in a Resale Registration Statement ineligible for inclusion therein or any statement made in a Resale Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Resale Registration Statement, Prospectus or other documents so that, in the case of a Resale Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iv) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Resale Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries.